Debt and leases	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Debt and leases
Note 13: Debt and leases

Debt outstanding as of December 31 was as follows:

(in thousands)	2010	2009
5.0% senior, unsecured notes due December 15, 2012, net of discount, including cumulative change in fair value of hedged debt: 2010 - $4,879 increase; 2009 - $254 decrease	$284,843	$279,533
5.125% senior, unsecured notes due October 1, 2014, net of discount	263,279	263,220
7.375% senior, unsecured notes due June 1, 2015	200,000	200,000
Long-term portion of debt	748,122	742,753
Amounts drawn on credit facilities	7,000	26,000
Total debt	$755,122	$768,753

Our senior, unsecured notes include covenants that place restrictions on the issuance of additional debt, the execution of certain sale-leaseback agreements and limitations on certain liens. Discounts from par value are being amortized ratably as increases to interest expense over the term of the related debt.

In May 2007, we issued $200.0 million of 7.375% senior, unsecured notes maturing on June 1, 2015. The notes were issued via a private placement under Rule 144A of the Securities Act of 1933. These notes were subsequently registered with the SEC via a registration statement which became effective on June 29, 2007. Interest payments are due each June and December. The notes place a limitation on restricted payments, including increases in dividend levels and share repurchases. This limitation does not apply if the notes are upgraded to an investment-grade credit rating. Principal redemptions may be made at our election at any time on or after June 1, 2011 at redemption prices ranging from 100% to 103.688% of the principal amount. In addition, at any time prior to June 1, 2011, we may redeem some or all of the notes at a price equal to 100% of the principal amount plus accrued and unpaid interest and a make-whole premium. If we sell certain of our assets or experience specific types of changes in control, we must offer to purchase the notes at 101% of the principal amount. Proceeds from the offering, net of offering costs, were $196.3 million. These proceeds were subsequently used on October 1, 2007 as part of our repayment of $325.0 million of unsecured notes plus accrued interest. The fair value of the notes issued in May 2007 was $203.8 million as of December 31, 2010, based on quoted prices for identical liabilities when traded as assets.

In October 2004, we issued $275.0 million of 5.125% senior, unsecured notes maturing on October 1, 2014. The notes were issued via a private placement under Rule 144A of the Securities Act of 1933. These notes were subsequently registered with the SEC via a registration statement which became effective on November 23, 2004. Interest payments are due each April and October. Proceeds from the offering, net of offering costs, were $272.3 million. These proceeds were used to repay commercial paper borrowings used for the acquisition of NEBS in 2004. During the quarter ended March 31, 2009, we retired $11.5 million of these notes, realizing a pre-tax gain of $4.1 million. As of December 31, 2010, the fair value of the $263.5 million remaining notes outstanding was $263.5 million, based on quoted prices for identical liabilities when traded as assets.

In December 2002, we issued $300.0 million of 5.0% senior, unsecured notes maturing on December 15, 2012. These notes were issued under our shelf registration statement covering up to $300.0 million in medium-term notes, thereby exhausting that registration statement. Interest payments are due each June and December. Principal redemptions may be made at our election prior to the stated maturity. Proceeds from the offering, net of offering costs, were $295.7 million. These proceeds were used for general corporate purposes, including funding share repurchases, capital asset purchases and working capital. During the quarter ended March 31, 2009, we retired $19.7 million of these notes, realizing a pre-tax gain of $5.7 million. As of December 31, 2010, the fair value of the $280.3 million remaining notes outstanding was $284.7 million, based on quoted prices for identical liabilities when traded as assets. As discussed in Note 6, during September 2009, we entered into interest rate swaps with a notional amount of $210.0 million to hedge a portion of these notes. The fair value of long-term debt disclosed here does not reflect the impact of these fair value hedges. The carrying amount of long-term debt has increased $4.9 million since the inception of the interest rate swaps due to changes in the fair value of the hedged long-term debt.

As of December 31, 2009, we had a $275.0 million committed line of credit which was scheduled to expire in July 2010. In March 2010, we cancelled this line of credit and executed a new $200.0 million credit facility, which expires in March 2013. Borrowings under the credit facility are collateralized by substantially all of our assets. Our commitment fee ranges from 0.40% to 0.50% based on our leverage ratio. The credit agreement governing the credit facility contains customary covenants regarding limits on levels of subsidiary indebtedness and capital expenditures, liens, investments, acquisitions, certain mergers, certain asset sales outside the ordinary course of business, and change in control as defined in the agreement. The agreement also contains financial covenants regarding our leverage ratio, interest coverage and liquidity.

The daily average amount outstanding under our credit facilities during 2010 was $50.0 million at a weighted-average interest rate of 3.20%. As of December 31, 2010, $7.0 million was outstanding at a weighted-average interest rate of 5.25%. During 2009, the daily average amount outstanding under our line of credit was $69.3 million at a weighted-average interest rate of 0.76%. As of December 31, 2009, $26.0 million was outstanding at an average interest rate of 0.67%. As of December 31, 2010, amounts were available for borrowing under our credit facility as follows:

(in thousands)	Total available
Credit facility commitment	$200,000
Amounts drawn on credit facility	(7,000)
Outstanding letters of credit	(9,256)
Net available for borrowing as of December 31, 2010	$183,744

Absent certain defined events of default under our debt instruments, and as long as our ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest expense is in excess of two to one, our debt covenants do not restrict our ability to pay cash dividends at our current rate, although we are limited to an annual amount of $70 million under the terms of our credit facility. If our ratio of EBITDA to interest expense falls below two to one, there would also be limitations on our ability to issue additional debt.

We have operating leases on certain facilities and equipment. As of December 31, 2010, future minimum lease payments under noncancelable operating leases with an initial term in excess of one year were as follows:

(in thousands)	Operating leases
2011	$9,365
2012	5,858
2013	4,240
2014	1,327
2015	85
Total minimum lease payments	$20,875

Total future minimum lease payments under noncancelable operating leases have not been reduced by minimum sublease rentals due under noncancelable subleases. As of December 31, 2010, minimum future sub-lease rental income was $0.4 million.

The composition of rent expense for the years ended December 31 was as follows:

(in thousands)	2010	2009	2008
Minimum rentals	$10,313	$8,180	$9,811
Sublease rentals	(190)	(1,677)	(2,028)
Net rental expense	$10,123	$6,503	$7,783